SCUDDER
                                                                     INVESTMENTS

Scudder Variable Series II

Scudder Growth Portfolio


Supplement to Prospectus Dated May 1, 2001
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The following  information  replaces the current  disclosure  in "The  Portfolio
Manager" section of the prospectus for Scudder Growth Portfolio:

The following people handle the portfolio's day-to-day management:

Gary A. Langbaum                          Jesse Stuart
Co-Lead Portfolio Manager                 Co-Lead Portfolio Manager
   o  Began investment career in 1970         o  Began investment career in 1996
   o  Joined the advisor in 1988              o  Joined the advisor in 1996
   o  Joined the fund team in 2001            o  Joined the fund team in 2001



May 29, 2001